Exhibit 99.1

Kineta Announces Clinical Collaboration with Merck to Evaluate KVA12123 in Combination with KEYTRUDA® (pembrolizumab) in Cancer Patients with Advanced Solid Tumors

•	Kineta’s VISTA blocking immunotherapy KVA12123 (formerly referred to as KVA12.1) to be evaluated in patients with advanced solid tumors

•	Clinical trial anticipated to begin in late 2022

Seattle, WA — (October 17, 2022) Kineta, Inc. (“Kineta” or the “Company”), a clinical-stage biotechnology company focused on the development of novel immunotherapies in oncology, announced today that it has entered into a clinical trial collaboration and supply agreement with Merck (known as MSD outside the U.S. and Canada). Under this collaboration, Kineta will evaluate the safety, tolerability, pharmacokinetics and anti-tumor activity of KVA12123 (formerly KVA12.1), its novel anti-VISTA monoclonal antibody, alone and in combination with KEYTRUDA® (pembrolizumab), Merck’s anti-PD-1 therapy, in patients with advanced solid tumors.

VISTA is a key driver of immunosuppression in the tumor microenvironment. VISTA is up-regulated after checkpoint inhibitor therapy that has been associated with treatment failure and poor outcomes in cancer patients. KVA12123 is a fully human engineered IgG1 monoclonal antibody that was designed to bind to VISTA through a unique epitope and at physiologic and acidic pH levels. In preclinical studies, KVA12123 demonstrated promising anti-tumor activity both as a single agent and in combination with PD-1 checkpoint inhibitor therapy.

“Treatment with PD-1 inhibitors as a monotherapy or in combination with other treatments has become a recommended first-line treatment and has dramatically improved outcomes for many cancer patients. However, for patients who failed to achieve a response or who relapse, treatment options are limited. We believe that KVA12123 is a potential best-in-class VISTA blocking immunotherapy that may drive strong anti-tumor efficacy and deliver a highly differentiated product profile across a range of solid tumors,” said Shawn Iadonato, Ph.D., Chief Executive Officer of Kineta. “We are excited to enter into this collaboration with Merck to evaluate KVA12123 in combination with KEYTRUDA in cancer patients later this year.”

Kineta is planning to conduct a Phase 1/2 clinical study evaluating KVA12123 as a single agent and in combination with KEYTRUDA in patients with advanced solid tumors. The objectives of the study are to evaluate the safety, tolerability, pharmacokinetics and anti-tumor responses of KVA12123 alone and in combination with KEYTRUDA with interim results anticipated in late 2023. Kineta is responsible for conducting this study, which it expects to initiate in the fourth quarter of 2022.

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

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Kineta is a clinical-stage biotechnology company with a mission to develop next generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity with an intent to develop first or best-in-class immunotherapies that address the major challenges with current cancer therapy. For more information on Kineta, please visit www.kinetabio.com, and follow Kineta on Twitter, LinkedIn and Facebook.

KVA12123 (formerly referred to as KVA12.1) is a potential best-in-class VISTA blocking immunotherapy to address the problem of immunosuppression in the tumor microenvironment. It is a fully human engineered IgG1 monoclonal antibody that was designed to bind to VISTA through a unique epitope. KVA12123 may be an effective immunotherapy for many types of cancer including NSCLC (lung), colorectal, renal cell carcinoma, head and neck, and ovarian. These initial target indications represent a significant unmet medical need with a large worldwide commercial opportunity for KVA12123.

Additional Information and Where to Find It

This press release may be deemed to be solicitation material with respect to the proposed transactions between Yumanity Therapeutics, Inc. (“Yumanity”) and Kineta and between Yumanity and Janssen Pharmaceutica NV (“Janssen”). In connection with the proposed transactions, Yumanity filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 29, 2022 a registration statement on Form S-4 (“the Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC on October 3, 2022 (together with the Initial Registration Statement, (“the Registration Statement”), which contains a preliminary proxy statement and prospectus. The Registration Statement has not yet become effective. Yumanity will mail the definitive proxy statement/prospectus to the Yumanity securityholders, and the securities may not be sold or exchanged until the Registration Statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity, Kineta and the proposed transactions. This press release is not a substitute for the Registration Statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transactions.

Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transactions. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, is set forth in the preliminary proxy statement/prospectus included in the Registration Statement and will be set forth in the definitive proxy statement/prospectus and any other relevant documents to be filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains certain forward-looking statements, including, without limitation, statements regarding Kineta’s plans for pre-clinical and clinical studies, regulatory filings, investor returns and anticipated drug effects in human subjects; statements regarding the proposed merger between Yumanity and Kineta and the proposed asset sale to Janssen, including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; and other statements that are not historical in nature. You are cautioned that such forward-looking statements are not guarantees of future performance and involve risks and uncertainties inherent in Kineta’s business which could significantly affect expected results, including, without limitation, progress of drug development, ability to raise capital to fund drug development, clinical testing and regulatory approval, developments in raw material and personnel costs and legislative, fiscal and other regulatory measures. All forward-looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Kineta undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this press release.

Contact:

Jacques Bouchy

(206) 378-0400

Source: Kineta, Inc.